INVESCO TAX-FREE INTERMEDIATE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-7890
SERIES NO.:         1

72DD.     1   Total income dividends for which record date passed during the period.
              (000's Omitted)
              Class A                            $    35,851
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class A2                           $     4,030
              Class Y                            $     8,138
              Class R5                           $       679

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                            $    0.3812
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class A2                           $    0.4110
              Class Y                            $    0.4110
              Class R5                           $    0.4050

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 99,585
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class A2                                 9,999
              Class Y                                 19,040
              Class R5                                 1,249

74V.      1   Net asset value per share (to nearest cent)
              Class A                            $     11.91
          2   Net asset value per share of a second class of open-end company shares
              (to nearest cent)
              Class A2                           $     11.91
              Class Y                            $     11.90
              Class R5                           $     11.90

INVESCO TAX-EXEMPT CASH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-7890
SERIES NO.:         3

72DD.     1   Total income dividends for which record date passed during the period.
              (000's Omitted)
              Class A                                  $        26
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class Y                                  $        10
              Investor Class                           $         7

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                                  $    0.0007
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class Y                                  $    0.0007
              Investor Class                           $    0.0007

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                       29,103
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class Y                                       18,735
              Investor Class                                 8,636

74V.      1   Net asset value per share (to nearest cent)
              Class A                                  $      1.00
          2   Net asset value per share of a second class of open-end company shares
              (to nearest cent)
              Class Y                                  $      1.00
              Investor Class                           $      1.00
              Institutional Class

INVESCO HIGH YIELD MUNICIPAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-7890
SERIES NO.:         5

72DD.     1   Total income dividends for which record date passed during the period.
              (000's Omitted)
              Class A                             $  258,945
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $    8,723
              Class C                             $   55,954
              Class Y                             $   43,159
              Class R5                            $      894

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.5628
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class B                             $   0.5656
              Class C                             $   0.4873
              Class Y                             $   0.5888
              Class R5                            $   0.4908

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                489,916
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 13,015
              Class C                                121,980
              Class Y                                 90,355
              Class R5                                   832

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    10.17
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    10.22
              Class C                             $    10.15
              Class Y                             $    10.19
              Class R5                            $    10.18

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-7890
SERIES NO.:         10

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                          $  12,968
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                          $     393
              Class C                          $   2,520
              Class Y                          $   5,527

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                          $  0.4133
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class B                          $  0.4215
              Class C                          $  0.3283
              Class Y                          $  0.4409

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                             37,194
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                856
              Class C                             11,172
              Class Y                             14,180

74V.      1   Net asset value per share (to nearest cent)
              Class A                          $   11.32
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                          $   11.55
              Class C                          $   11.31
              Class Y                          $   11.31

INVESCO MUNICIPAL INCOME FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-7890
SERIES NO.:         11

72DD.     1   Total income dividends for which record date passed during the period.
              (000's Omitted)
              Class A                            $   63,489
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                            $      759
              Class C                            $    2,488
              Class Y                            $   20,879

73A.          Payments per share outstanding during the entire current period: (form
              nnn.nnnn)
          1   Dividends from net investment income
              Class A                            $   0.5813
          2   Dividends for a second class of open-end company shares (form
              nnn.nnnn)
              Class B                            $   0.4765
              Class C                            $   0.4755
              Class Y                            $   0.6155

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                               110,360
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 1,431
              Class C                                 5,709
              Class Y                                33,084

74V.      1   Net asset value per share (to nearest cent)
              Class A                            $    13.99
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                            $    13.97
              Class C                            $    13.94
              Class Y                            $    13.98

INVESCO NEW YORK TAX FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER:        811-7890
SERIES NO.:         12

72DD.     1   Total income dividends for which record date passed during the period.
              (000's Omitted)
              Class A                            $     5,691
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                            $       193
              Class C                            $       660
              Class Y                            $       358

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                            $    0.6558
          2   Dividends for a second class of open-end company shares
              (form nnn.nnnn)
              Class B                            $    0.6571
              Class C                            $    0.5332
              Class Y                            $    0.6960

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                  8,860
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                    261
              Class C                                  1,311
              Class Y                                    527

74V.      1   Net asset value per share (to nearest cent)
              Class A                            $     16.45
          2   Net asset value per share of a second class of open-end company shares
              (to nearest cent)
              Class B                            $     16.49
              Class C                            $     16.44
              Class Y                            $     16.44